Other Income, Net	12 Months Ended
Dec. 31, 2014
Other Income and Expenses [Abstract]
Other Income, Net
OTHER INCOME, NET
Other income, net included:

	Year Ended December 31,
	2014	2013	2012
	(in millions)
Interest income	$10	$14	$17
Loss on extinguishment of debt	(34)	(39)	(1)
Costs associated with acquisitions	(6)	—	(13)
Gain on insurance recovery	14	—	—
Other, net	8	7	2
Other (expense) income, net	$(8)	$(18)	$5

As further discussed in Note 11. Debt, during the year ended December 31, 2014, Delphi redeemed for cash the entire aggregate principal amount outstanding of the 5.875% Senior Notes and repaid a portion of its indebtedness on the Tranche A Term Loan, resulting in a loss on extinguishment of debt of approximately $34 million. Additionally, during the year ended December 31, 2014, Delphi incurred approximately $6 million in transaction costs related to its 2014 acquisitions, which are further discussed in Note 20. Acquisitions and Divestitures. Delphi also reached a final settlement with its insurance carrier related to a business interruption insurance claim, and received proceeds from this settlement of approximately $14 million, net of related costs and expenses.
During the year ended December 31, 2013, Delphi amended its Credit Agreement and repaid the entire balance of the Tranche B Term Loan from the Original Credit Agreement, resulting in a loss on extinguishment of debt of $39 million.
During the year ended December 31, 2012, Delphi incurred approximately $13 million in transaction costs related to the acquisition of MVL that was completed in October 2012.